Exhibit 10.37

AMENDED AND RESTATED SUBORDINATION AGREEMENT

THIS AMENDED AND RESTATED SUBORDINATION AGREEMENT is entered into effective as of May 2, 2016, among the parties identified on Schedule A hereto (the “Subordinated Lenders”), PhaseRx, Inc., a Delaware corporation (the “Borrower”), Titan Multi-Strategy Fund I, LTD., in its capacity as a Senior Lender (as defined below) and in its capacity as representative for itself and for the other Senior Lenders (the “Representative”), the parties identified on Schedule B hereto (together with the Representative, are collectively referred to herein as the “Initial Senior Lenders”), and the parties identified on Schedule C hereto (the “Additional Senior Lenders”, together with the Initial Senior Lenders, are collectively referred to herein as the “Senior Lenders”).

RECITALS

A.           Reference is made to that certain Subordination Agreement (the “Original Subordination Agreement”) dated as of December 21, 2015, executed by the Subordinated Lenders, the Borrower, the Representative and the Initial Senior Lenders.

B.           The Borrower has executed and delivered to each of the Initial Senior Lenders instruments memorializing senior secured instruments or debt obligations dated at or about December 21, 2015, in an aggregate original principal amount of up to $4,000,000 (such instruments, which may include promissory notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “Initial Notes”). The Initial Notes were issued pursuant to that certain Loan and Security Agreement dated as of December 21, 2015 (as the same may be otherwise dated, redated, amended, restated, supplemented or otherwise modified, the “LSA”), by and among the Borrower and the Initial Senior Lenders, and pursuant to which the Initial Senior Lenders agreed to make certain loans to the Borrower.

C.           The Borrower desires to execute and deliver to the Additional Senior Lenders a Promissory Note in the original principal amount of up to $440,000 (as any of the same may be amended, supplemented, restated or modified and in effect from time to time, the “Additional Note”, and together with the Initial Notes, the “Notes”).

ACCORDINGLY, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Subordinated Lenders, the Borrower, the Representative and the Initial Senior Lenders, together with the Additional Senior Lenders, agree to amend and restate the Original Subordination Agreement as follows:

1.            As used herein, the following terms have the meanings indicated:

“Senior Debt” means, whether now or hereafter arising, the obligations of the Borrower to any Senior Lender, including, without limitation, all indebtedness, obligations, and liabilities arising under or related to (i) any Initial Note, the LSA and the other Facility Documents (as defined in the LSA) and (ii) any Additional Note and any document or agreement executed in connection therewith, including, without limitation, interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Borrower, whether or not a claim for such post-commencement interest is allowed.

“Subordinated Debt” means all indebtedness, liabilities, and obligations of the Borrower, now existing or hereafter arising, to the any Subordinated Lender, including, but not limited to: (i) all indebtedness of the Borrower payable to the order of any Subordinated Lender as further described on Schedule A annexed hereto, and (ii) any and all other obligations owing by the Borrower now or hereafter to any Subordinated Lender.

2.            The payment of any and all Subordinated Debt is hereby expressly subordinated to all Senior Debt to the extent and in the manner set forth in this Agreement.

3.            Except as expressly set forth herein, the Subordinated Lenders shall not accelerate, demand, sue for, commence any collection or enforcement action or proceeding, take, receive, accept, or retain any payment or distribution of any character, whether in cash, securities, or other property, in respect of the principal of, premium on, or interest on, the Subordinated Debt until all Senior Debt is indefeasibly paid in full or satisfied pursuant to the terms of the Notes.

4.            Notwithstanding any provision of the Subordinated Debt to the contrary and in addition to any other limitations set forth herein or therein, no payment (whether made in cash, securities or other property or by set-off) of principal, interest or any other amount due with respect to the Subordinated Debt shall be made or received, and no Subordinated Lender shall exercise any right of set-off or recoupment with respect to any Subordinated Debt, until all of the Senior Debt is indefeasibly paid in full or satisfied pursuant to the terms of the Notes.

5.            In the event any payment or distribution of any character, whether in cash, securities, or other property, is received by any Subordinated Lender in contravention of the terms of this Agreement, and before all Senior Debt shall have been paid in full or satisfied pursuant to the terms of the Notes, such payment or distribution shall be held by such Subordinated Lender, as trustee of an express trust, in trust for the benefit of, and shall be paid over or delivered and transferred to the Representative for the benefit of the Senior Lenders for pro rata application to all Senior Debt remaining unpaid until such Senior Debt shall have been paid in full or satisfied pursuant to the terms of the Notes. Each Subordinated Lender hereby assigns to the Representative, for the benefit of the Senior Lenders, all its rights to any such payments or distributions, which the Representative, for the benefit of the Senior Lenders, may exercise in any Senior Lender’s name or in the name of any Subordinated Lender, and agrees to execute such instruments as may be required by the Representative to enable the Senior Lenders to enforce such claims. Any payments or distributions received in excess of the amount sufficient to pay the Senior Debt owing to the applicable Senior Lender in full shall be returned by such Senior Lender to the Representative for pro rata application to all Senior Debt remaining unpaid until all Senior Debt shall have been paid in full or satisfied pursuant to the terms of the Notes and, thereafter, to the Subordinated Lenders.

6.            Each Senior Lender may, at any time and from time to time, without the consent of or notice to any Subordinated Lender, without incurring responsibility to any Subordinated Lender, and without impairing or releasing any of such Senior Lender’s rights, or any of the obligations of the Subordinated Lenders hereunder, (a) change the amount, manner, place, or terms of payment, or change or extend the time of payment of or renew or alter all or any part of the Senior Debt applicable to such Senior Lender, or amend, modify, supplement, or restate (x) any of the Facility Documents, and (y) the Additional Note and any agreements executed in connection therewith, in any manner whatsoever; (b) sell, exchange, release, or otherwise deal with all or any part of any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any part of the Senior Debt; (c) release any Person liable in any manner for the payment or collection of all or any part of the Senior Debt; (d) exercise or refrain from exercising any rights against the Borrower; and (e) apply any sums, by whomsoever paid or however realized, to the Senior Debt applicable to such Senior Lender.

7.            The Subordinated Debt shall at no time be secured by any security interest in or lien on any property; any security interests and liens now or hereafter held by the Subordinated Lenders in any collateral for the Subordinated Debt shall be released in their entirety, and, to the extent not released, shall be junior and subordinate to any security interests and liens now or hereafter held by the Senior Lenders in the same collateral. So long as the Senior Debt shall remain unpaid, the Representative on behalf of, and for the benefit of, the Senior Lenders, may at all times in its sole discretion exercise any and all powers and rights which it now has or may hereafter acquire with respect to any of the collateral securing the Senior Debt or any guaranties thereof, all without the necessity of obtaining any consent or approval of the Subordinated Lenders.

8.            In the event of the institution of and in connection with any proceeding against the Borrower or any guarantor of the Senior Debt pursuant to any insolvency, bankruptcy, receivership, custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of the Borrower or any subsidiary thereof, or any of their respective properties, and unless or until the Senior Debt is indefeasibly paid in full or otherwise satisfied pursuant to the terms of the applicable Notes:

(a)          all Senior Debt shall first be paid in full before any payment or distribution of any character, whether in cash, securities, or other property, shall be made in respect of the principal of, premium on, or interest on the Subordinated Debt;

(b)          any payment or distribution of any character, whether in cash, securities, or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of the principal of, premium on, or interest on the Subordinated Debt, shall be paid or delivered directly to the [Representative] on behalf of, and for the benefit of, the Senior Lenders, and each Subordinated Lender irrevocably authorizes, empowers, and directs all receivers, trustees, liquidators, conservators, and others having authority to effect all such payments and deliveries;

(c)          the Representative, may, as attorney-in-fact for the Subordinated Lenders, take such action on behalf of the Subordinated Lenders for the benefit of the Senior Lenders, and each Subordinated Lender hereby appoints the Representative as its attorney-in-fact, to demand, sue for, collect, and receive any and all such moneys, dividends, or other assets and give acquittance therefor and to file any claim, proof of claim, or other instrument of similar character and to take such other proceedings in the name of such Subordinated Lender as the Representative may deem necessary or advisable for the benefit of the Senior Lenders in connection with the enforcement of this Agreement; and

(d)          The Subordinated Lenders shall execute and deliver to the Representative, on behalf of the Senior Lenders, all such further instruments confirming the authorization referred to in the foregoing clauses (b) and (c) and all such proofs of claim, assignments of claim, and other instruments and shall take all such other actions as may be reasonably requested by the Representative in order to enable the Representative to enforce all rights of the Senior Lenders hereunder and all claims of the Senior Lenders upon or in respect of the Subordinated Debt, and failing execution of such instruments or taking of such actions by the Subordinated Lenders, the Representative is hereby authorized and empowered to execute and perform the same on behalf of the Subordinated Lenders.

9.            Each Subordinated Lender represents and warrants, as applicable, that it is duly organized, validly existing, and in good standing and has the power and authority under applicable law and under its organizational documents to enter into this Agreement; all actions necessary or appropriate for its execution and performance of this Agreement have been taken and upon its execution, this Agreement will constitute its valid and binding obligation enforceable in accordance with its terms; and the making and performance of this Agreement will not violate any law or organizational documents, or result in any violation of or constitute a default under any agreement by which it or any of its property is bound.

10.          This Agreement is a continuing agreement of subordination and any Senior Lender may continue to provide credit to or otherwise accept the obligations of the Borrower in reliance hereon, without notice to the Subordinated Lenders.

11.          While this Agreement remains in effect, each Subordinated Lender covenants and agrees that it will not (a) modify or amend or permit modification or amendment of the terms and conditions of the Subordinated Debt, without obtaining the prior written consent of the Representative, or (b) grant or permit the granting of any security interest to secure the Subordinated Debt. Each Subordinated Lender represents and warrants to each Senior Lender that as of the date hereof the Borrower has not granted any security interest to secure the Subordinated Debt.

12.          No amendment, waiver, or discharge to or under this Agreement is valid unless it is in writing and is signed by the party against whom it is sought to be enforced. The Subordinated Lenders hereby waive all notices with respect to the subject matter hereof, including, but not limited to, notice of acceptance of this Agreement, of the making of loans or advances to the Borrower or any extensions, renewals, or modifications thereof, releases of collateral security or guarantors or other indulgences of any character, or of the occurrence or declaration of any default or the taking of any collection or enforcement action. This Agreement shall be governed by and construed according to the Laws of the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the LSA, the Notes or this Agreement, then, in addition to the obligations of Borrower, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

13.          This Agreement inures to the benefit of each Senior Lender, and its respective successors and assigns, and the rights under this Agreement may be assigned in accordance with the terms of, as applicable, (a) the Initial Notes, the LSA, the other Facility Documents and (b) the Additional Note and each document executed in connection therewith, in whole or in part in connection with any partial or complete assignment or transfer of any applicable Senior Debt. This Agreement binds each Subordinated Lender and its successors and assigns, and the Subordinated Lenders will advise each future holder of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent set forth in this Agreement.

14.          This Agreement may be executed in a number of identical counterparts, each of which is deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of this Agreement, it is not necessary to produce or account for more than one counterpart.

15.          Subject to the provisions of this Agreement (including, without limitation, Section 3 of this Agreement) and the rights of the Senior Lenders hereunder, nothing herein contained shall impair the obligation of the Borrower, which is absolute and unconditional, to pay the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof.

16.          EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER FACILITY DOCUMENT, THE ADDITIONAL NOTE AND ANY DOCUMENT EXECUTED IN CONNECTION THEREWITH, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

17.          THIS AGREEMENT, THE INITIAL NOTES, THE LSA, THE OTHER FACILITY DOCUMENTS, THE ADDITIONAL NOTE AND ANY DOCUMENT EXECUTED IN CONNECTION THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

18.          No Subordinated Lender shall sell, assign, dispose of or otherwise transfer all or any portion of the Subordinated Debt (a) without giving prior written notice of such action to the Representative and, (b) unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Representative for the benefit of the Senior Lenders a joinder to this Agreement, or an agreement substantially identical to this Agreement and acceptable to the Representative, in either case providing for the continued subordination and forbearance of the Subordinated Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of the Senior Lenders arising under this Agreement. In the event of a permitted sale, assignment, disposition or other transfer, the Subordinated Lender engaging in such sale, assignment, disposition or other transfer, prior to the consummation of any such action, shall cause the transferee thereof to execute and deliver to the Representative for the benefit of the Senior Lenders a joinder to this Agreement, or an agreement substantially identical to this Agreement and acceptable to the Representative, in either case providing for the continued subordination and forbearance of the Subordinated Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of the Senior Lenders arising under this Agreement. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, disposition or other transfer of all or any portion of the Subordinated Debt, and the terms of this Agreement shall be binding upon the successors and assigns of each Subordinated Lender.

19.          All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, email, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, email receipt or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Subordinated Lender:	To the addresses identified on Schedule A hereto
If to any the Borrower:	PhaseRx, Inc. 410 W. Harrison Street, Suite 300 Seattle, Washington 98119 Attn: Robert Overell, CEO Email: robert@phaserx.com
with a copy by personal delivery, fax or email only, to:	Haynes and Boone, LLP 30 Rockefeller Plaza, 26th Floor New York, NY 10112 Attn: Rick Werner, Esq. Fax: (212) 884-8234 Email: Rick.Werner@haynesboone.com
If to Representative:	Titan Multi-Strategy Fund I, LTD. 4263 NW 61st Lane Boca Raton, Fl 33496 Fax: 561-241-4749 Email: jonathanhonig@aol.com
With a copy by personal delivery, fax or email only, to:	Grushko & Mittman, P.C. 515 Rockaway Avenue Valley Stream, New York 11581 Attn: Edward M. Grushko, Esq. Fax: (212) 697-3575 Email: counslers@aol.com
If to Initial Senior Lenders:	To the addresses identified on each Initial Senior Lender’s signature page hereto
With a copy by personal delivery, fax or email only, to:	Grushko & Mittman, P.C. 515 Rockaway Avenue Valley Stream, New York 11581 Attn: Edward M. Grushko, Esq. Fax: (212) 697-3575 Email: counslers@aol.com
If to Additional Senior Lenders:	Barry Honig 555 S. Federal Highway, #450 Boca Raton, FL 33432 Telephone: (561) 961-4371 Facsimile: (561) 235-5379 E-mail: brhonig@aol.com

20.         (a) Each Senior Lender hereby (i) appoints Titan Multi-Strategy Fund I, LTD. as the Representative under this Agreement and (ii) authorizes the Representative (and its officers, directors, employees and agents) to take such action on such Senior Lender’s behalf in accordance with the terms hereof. The Representative shall not have, by reason hereof or any other Facility Document or any document executed in connection with the Additional Note, a fiduciary relationship in respect of any other Senior Lender. Neither the Representative nor any of its officers, directors, employees and agents shall have any liability to any other Senior Lender for any action taken or omitted to be taken in connection hereof except to the extent caused by its own gross negligence or willful misconduct, and each other Senior Lender agrees to defend, protect, indemnify and hold harmless the Representative and all of its officers, directors, employees and agents (collectively, the “Indemnitees”) from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses) incurred by such Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Indemnitee of the duties and obligations of the Representative pursuant hereto or any other Facility Document or any document executed in connection with the Additional Note. Except as expressly set forth herein, the Representative shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the holders of at least a majority in principal amount of the Notes then outstanding, and such instructions shall be binding upon all  of the Senior Lenders; provided, however, that the Representative shall not be required to take any action which, in the reasonable opinion of the Representative, exposes the Representative to liability or which is contrary to this Agreement or any other Facility Document, the Additional Note and any document executed in connection therewith, or applicable law.

(b)          The Representative shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person (as defined in the LSA), and with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(c)          The Representative may resign from the performance of all its functions and duties hereunder by giving at least ten (10) business days’ prior written notice to each Subordinated Lender and each other Senior Lender. Such resignation shall take effect upon the acceptance by a successor representative of appointment as provided below. Upon any such notice of resignation, the holders of a majority of the outstanding principal under the Notes shall appoint a successor representative. Upon the acceptance of the appointment as the successor representative, such successor representative shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring representative, and the retiring representative shall be discharged from its duties and obligations under this Agreement. After any representative's resignation hereunder, the provisions of this Section 20(c) (including the indemnification of all of the Senior Lenders who are not serving in the capacity of a representative) shall inure to its benefit. If a successor representative shall not have been so appointed within said ten (10) business day period, the retiring representative, shall then appoint a successor representative who shall serve until such time, if any, as the holders of a majority of the outstanding principal under the Notes appoint a successor representative as provided above.

21.         The Representative and each Initial Senior Lender hereby consents to the issuance by the Borrower of the Additional Note and the incurrence of the obligations represented thereby and, in connection therewith, waives any provision in the LSA or any other Facility Document, including but not limited to the restrictions of Section 5.02(a) of the LSA, that may prohibit or restrict the issuance by the Borrower of the Additional Note and the incurrence by the Borrower of the debt represented thereby and any payments thereon.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Subordination Agreement as of the date first written above.

REPRESENTATIVE:

Titan Multi-Strategy Fund I, LTD.

By:	/s/ Jonathan Honig
	Name:	Jonathan Honig
	Title:	Manager

BORROWER:

PHASERX, INC.

By:	/s/ Robert W. Overell
	Name:	Robert W. Overell, Ph.D.
	Title:	Chief Executive Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED SUBORDINATION AGREEMENT]

[SIGNATURE PAGE OF SENIOR LENDERS TO AMENDED AND RESTATED SUBORDINATION AGREEMENT]

Name of Senior Lender: Barry Honig

Signature of Authorized Signatory of Senior Lender: _/s/ Barry Honig________________________

Name of Authorized Signatory: Barry Honig

Title of Authorized Signatory: Individual

Email Address of Authorized Signatory: #######@###.###

Facsimile Number of Authorized Signatory: ###-###-####

State of Residence of Senior Lender: #######

Address for Notice to Senior Lender: ### #.####### ### ###

                                                            #### #####,## #####

________________________________________________________________________________

[SIGNATURE PAGE OF SUBORDINATED LENDERS TO AMENDED AND RESTATED SUBORDINATION AGREEMENT]

Name of Subordinated Lender:

5AM Ventures II, LP

By:  5AM Partners II LLC

Its:  General Partner

Signature of Authorized Signatory of Subordinated Lender: /s/John D. Diekman

Name of Authorized Signatory: John D. Diekman

Title of Authorized Signatory: Managing Member

Email Address of Authorized Signatory: ####@###########.###

[SIGNATURE PAGE OF SUBORDINATED LENDERS TO AMENDED AND RESTATED SUBORDINATION AGREEMENT]

Name of Subordinated Lender:

5AM Co-Investors II, LP

By:  5AM Partners II LLC

Its:  General Partner

Signature of Authorized Signatory of Subordinated Lender: /s/ John D. Diekman

Name of Authorized Signatory: John D. Diekman

Title of Authorized Signatory: Managing Member

Email Address of Authorized Signatory: ####@###########.###

[SIGNATURE PAGE OF SUBORDINATED LENDERS TO AMENDED AND RESTATED SUBORDINATION AGREEMENT]

Name of Subordinated Lender:

ARCH Venture Fund VII, L.P.

By:	ARCH Venture Partners VII, L.P.
its General Partner

By:	ARCH Venture Partners VII, LLC
its General Partner

Signature of Authorized Signatory of Subordinated Lender: /s/ Clinton W. Bybee

Name of Authorized Signatory: Clinton W. Bybee

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: _____________________________________________

[SIGNATURE PAGE OF SUBORDINATED LENDERS TO AMENDED AND RESTATED SUBORDINATION AGREEMENT]

Name of Subordinated Lender:

Versant Side Fund III, L.P.

By:	Versant Ventures III, LLC
Its:	General Partner

Signature of Authorized Signatory of Subordinated Lender: /s/ Brian Atwood

Name of Authorized Signatory: Brian Atwood

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: #####@###############.###

[SIGNATURE PAGE OF SUBORDINATED LENDERS TO AMENDED AND RESTATED SUBORDINATION AGREEMENT]

Name of Subordinated Lender:

Versant Venture Capital III, L.P.

By:	Versant Ventures III, LLC
Its:	General Partner

Signature of Authorized Signatory of Subordinated Lender: /s/ Brian Atwood

Name of Authorized Signatory: Brian Atwood

Title of Authorized Signatory: Managing Director

Email Address of Authorized Signatory: #####@###############.###

[SIGNATURE PAGE OF SUBORDINATED LENDERS TO AMENDED AND RESTATED SUBORDINATION AGREEMENT]

Name of Subordinated Lender:

Alexandria Equities, LLC,
a Delaware limited liability company

By:	Alexandria Real Estate Equities, Inc.,
a Maryland corporation, managing member

Signature of Authorized Signatory of Subordinated Lender: /s/ Gary Dean

Name of Authorized Signatory: Gary Dean

Title of Authorized Signatory: Senior Vice President RE Legal Affairs

Email Address of Authorized Signatory: ###########@###.###

SCHEDULE A

SUBORDINATED LENDERS

ARCH Venture Fund VII, L.P. 8725 West Higgins Road Suite 290 Chicago, IL 60631

Alexandria Equities, LLC 385 E. Colorado Blvd. Suite 299 Pasadena, CA 91101

Versant Venture Capital III, L.P. One Sansome Street Suite 3630 San Francisco, CA 94104

Versant Side Fund III, L.P. One Sansome Street Suite 3630 San Francisco, CA 94104

5AM Ventures II, LP 2200 Sand Hill Road Suite 110 Menlo Park, CA 94025
5AM Co-Investors II, LP 2200 Sand Hill Road Suite 110 Menlo Park, CA 94025

SCHEDULE B

ORIGINAL SENIOR LENDERS

Riding the Bull, LLC	$1,050,000
Alpha Capital Anstalt	$500,000
Titan Multi-Strategy Fund I, Ltd.	$500,000
Chesed Found Ltd.	$400,000
Fame Associates	$250,000
H & M Machine Co.	$250,000
Kuykendall Associates, LLC Retirement Trust	$250,000
Muller, Israel	$150,000
Robert S. Colman Trust UDT 3/13/85	$150,000
Hoch, Joseph	$100,000
Point Capital, Inc.	$100,000
Belsky, Mordechai	$100,000
2004 Leon Scharf Irrevocable Trust Corp	$50,000
Mizrachi, Max	$50,000
Richardson, Erick	$44,000
Gross, Chaim	$30,000
Arjang, Jacob Maziar	$26,000
Total	$4,000,000

SCHEDULE C

ADDITIONAL SENIOR LENDERS

Barry Honig	$440,000